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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) September 10, 2001
                                                 ------------------


                             VISUAL DATA CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)


          Florida                   000-22849                  65-0420146
          -------                   ---------            ----------------------
(State or other jurisdiction     (Commission File            (IRS Employer
     or incorporation)                Number)             Identification No.)


               1291 S.W. 29th Avenue, Pompano Beach, Florida 33068
               ---------------------------------------------------
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (954) 917-6655
                                                   --------------


                                 NOT APPLICABLE
                                ----------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On September 10, 2001, Visual Data Corporation ("VDAT") and RMS Networks, Inc. ("RMS"), among other entities, entered into an Agreement and Plan of Merger (the "Merger Agreement") in which RMS will merge into a wholly-owned subsidiary of VDAT. Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, at the effective time of the merger transaction (the "Effective Time") RMS will become a wholly-owned subsidiary of VDAT. Also at the Effective Time, all RMS shares of common stock and warrants and options outstanding at the Effective Time will convert into an aggregate of 10,000,000 shares of VDAT common stock. RMS shareholders will initially receive 6,160,000 shares of VDAT common stock, with remaining 3,840,000 million shares ("Threshold Shares") to be earned over a period extending up to 24 months from the date of the Effective Time. The issuance of the Threshold Shares will be dependent upon RMS meeting certain revenue and earnings levels. Consummation of the transaction is subject to customary conditions, including shareholder approvals and the obtaining of financing in an amount of $10,000,000, but not less than $5,000,000.

         A Voting and Proxy Agreement (the "Voting Agreement") was entered into by holders of RMS common stock owning in excess of 50% of the outstanding shares of RMS common stock. These RMS shareholders have agreed, subject to the conditions contained in the Voting Agreement, to vote for approval of the merger.

         A copy of the Merger Agreement is attached hereto as Exhibit 2.1. A copy of the Voting Agreement is attached as Exhibit 2.2. A press release announcing the execution of the Merger Agreement was issued on September 10, 2001, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A press release announcing a conference call to discuss the merger is attached hereto as Exhibit 99.2 and incorporated herein by such reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.


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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         Exhibits.

         Exhibit No.                         Description
         -----------                         -----------

         2.1 Agreement and Plan of Merger dated September 10, 2001 by and among Visual Data Corporation, Visual Data Networks, Inc. and RMS Networks, Inc.

         2.2 Voting Agreement dated September10, 2001, between Visual Data Corporation, Visual Data Networks, Inc. and certain shareholders specified therein.

         99.1 Joint Press Release by Visual Data Corporation and RMS Networks, Inc. on September 10, 2001.

         99.2     Press Release by Visual Data Corporation


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Visual Data Corporation has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VISUAL DATA CORPORATION

                                            By:   /s/ Randy S. Selman
                                                --------------------------------
                                            Name: Randy S. Selman
                                            Title:   President


Dated:  September 10, 2001